Exhibit 10.13.1


                          FIRST SUPPLEMENTAL INDENTURE


         This FIRST SUPPLEMENTAL INDENTURE dated as of December 31, 1998 (this "First Supplemental Indenture") is between COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Company") having its principal executive office at 2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203, and BANKERS TRUST COMPANY, a New York banking corporation, as trustee under the Indenture referred to below (in such capacity, the "Trustee").

WITNESSETH:

         WHEREAS, the Trustee and the Company are parties to the Indenture dated as of July 22, 1996 (the "Indenture"), pursuant to which the Company may issue from time to time its unsecured debt securities (the "Securities") in unlimited principal amount;

         WHEREAS, in connection with the Agreement and Articles of Merger dated as of December 31, 1998 by and between Colonial Properties Holding Company, Inc., an Alabama corporation and the sole general partner of the Company ("CPHC"), and Colonial Properties Trust, an Alabama real estate investment trust ("Colonial"), which provides for the merger effective December 31, 1998 of CPHC with and into Colonial, with Colonial being the surviving entity of such merger (the "Merger"), the Company desires to supplement the Indenture in accordance therewith to evidence Colonial's succession, through the Merger, to CPHC's interest as the sole general partner of the Company and to conform certain definitions used in the Indenture;

         WHEREAS, Section 9.01(9) of the Indenture permits the Company and the Trustee to cure any ambiguity or correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provision thereof, or to make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture, provided such provisions shall not adversely affect the interests of any of the Holders (as defined in the Indenture) of Securities of any series or any related coupons in any material respect;

         WHEREAS, in the opinion of the Board of Directors of CPHC, as evidenced by a Board Resolution delivered to the Trustee on the date hereof, the provisions in this First Supplemental Indenture will not modify any provision of the Indenture so as to deprive the Holders of any Security Outstanding of any benefit provided by the Indenture or otherwise adversely affect the interests of any of the Holders in any respect;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 101.  DEFINITIONS

(a) For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to the Indenture and this First Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and

capitalized terms are used herein as they are defined in the Indenture.

(b) The term "Board of Directors" and the definition thereof are hereby deleted from Section 101 of the Indenture.

(c) The term "CPHC" and the definition thereof are hereby deleted from Section 101 of the Indenture.

(d) The following defined term is hereby added to Section 101 of the Indenture:

"Board of Trustees" means the board of trustees of Colonial, the executive committee or any committee of that board authorized to act hereunder, as the case may be.

(e) The following capitalized, boldface terms appearing in Section 101 of the Indenture are hereby redefined as follows:

(1) "Board Resolution" means a copy of a resolution of Colonial, certified by the Secretary or an Assistant Secretary of Colonial to have been duly adopted by the Board of Trustees and to be in full force and effect on the date of such certification, and delivered to the Trustee.

(2)  "Colonial"  means  Colonial   Properties  Trust,  an  Alabama  real  estate
investment trust and the sole general partner of the Company.

(3) "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of and on behalf of the Company by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, the Secretary or an Assistant Secretary of Colonial, as general partner of the Company, and delivered to the Trustee.

(4) "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of Colonial, as general partner of the Company, and delivered to the Trustee.

(5) "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or who may be an employee of or other counsel for Colonial or the Company and who shall be reasonably satisfactory to the Trustee.

SECTION 102.  EFFECT OF HEADINGS AND TABLE OF CONTENTS
 . The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 103.  SUCCESSORS AND ASSIGNS
 . All stipulations, promises and agreements in this First Supplemental Indenture shall bind the successors and assigns of the Company and the Trustee, whether so expressed or not.

SECTION 104.  SEPARABILITY CLAUSE
 . In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 105.  BENEFITS OF INDENTURE
 . Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this First Supplemental Indenture.

SECTION 106.  GOVERNING LAW
 . This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 107.  EFFECTIVENESS
 . This First Supplemental Indenture shall take effect at the effective time of the Merger.

ARTICLE TWO

The first sentence of Section 111 of the Indenture is hereby amended and restated to read as follows:

                  SECTION 111. NON-RECOURSE. Notwithstanding anything contained herein to the contrary, no recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or coupon appertaining thereto, or because of any indebtedness evidenced thereby (including, without limitation, any obligation or indebtedness relating to the principal of, or premium or Make-Whole Amount, if any, interest or any other amounts due, or claimed to be due, on any Security issued hereunder), or for any claim based thereon or otherwise in respect thereof, shall be had (i) against Colonial or any other partner in the Company, (ii) against Colonial or any other Person which owns an interest, directly or indirectly, in any partner in the Company or
(iii) against any promoter, as such, or against any past, present or future shareholder, officer, director or partner, as such, of the Company or Colonial or of any successor, either directly or through the Company or Colonial or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.


ARTICLE THREE

THE SECURITIES

         SECTION 301. The last sentence of Section 301 of the Indenture is hereby amended and restated to read as follows:

If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of Colonial on behalf of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

SECTION 302. The first two paragraphs of Section 303 of the Indenture are hereby amended and restated to read as follows:

The Securities and any coupons appertaining thereto shall be executed by the Chairman of the Board, the President or one of the Vice Presidents, and the Chief Financial Officer of Colonial, as general partner of the Company. The signature of any of these officers on the Securities and coupons may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of Colonial or any predecessor general partner of the Company, including, without limitation, Colonial Properties
Holding Company, Inc., shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and did not hold such offices at the date of such Securities or coupons.

ARTICLE FOUR

THE TRUSTEE

         Section 602(2) of the Indenture is hereby amended and restated to read as follows:

(2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Trustees may be sufficiently evidenced by a Board Resolution.



                  This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                  IN WITNESS WHEREOF, the Company and the Trustee have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.





COLONIAL REALTY LIMITED PARTNERSHIP



By: Colonial Properties Holding Company, Inc.,

its general partner







By: /s/ Howard B. Nelson, Jr

Name: Howard B. Nelson, Jr.

Title: Chief Financial Officer and Secretary